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                                                              EXHIBIT 4 (c)
                                                               May 11, 1994

                AMENDMENT TO AGREEMENT DATED JULY 17, 1990

Reference is made to the agreement between Banta Corporation ("Banta") and Aid Association for Lutherans ("AAL") dated July 17, 1990 ("the Agreement"). Pursuant to a request by Banta, AAL and Banta hereby agree to amend the Agreement as follows:

                 Clause (iv) of paragraph 6C.10 is hereby amended by inserting ", except that the Company may have outstanding at any time contracts totalling $5,000,000 which are subordinated to indebtedness owed by any Person" immediately after "owed to any Person".


       BANTA CORPORATION      AID ASSOCIATION FOR LUTHERANS





       _____________________   _______________________________________
       Name                    Name




       ______________________  ________________________________________
       Title                   Title